Exhibit 99.3


                    Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement to which this Exhibit is attached is filed on its behalf.

March 27, 1995                           PARAMOUNT COMMUNICATIONS B.V.

                                         By:  /s/ George S. Nelson
                                              -----------------------------
                                              Name: George S. Nelson
                                              Title: Director

                                         VIACOM INTERNATIONAL INC.

                                         By:  /s/ Michael D. Fricklas
                                             -----------------------------
                                             Name:  Michael D. Fricklas
                                             Title: Senior Vice President,
                                                    Deputy General Counsel

                                         VIACOM INC.

                                         By:  /s/ Michael D. Fricklas
                                             -----------------------------
                                             Name:  Michael D. Fricklas
                                             Title: Senior Vice President,
                                                    Deputy General Counsel

                                                  *
                                  --------------------------------------
                                      Sumner M. Redstone, Individually


*By   /s/ Michael D. Fricklas
    --------------------------------
      Michael D. Fricklas
      Attorney-in-Fact
      under the Limited Power of
      Attorney filed as Exhibit 99.2
      hereto